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                                                                   EXHIBIT 10.5

                                  MADISON BANK

                              AMENDED AND RESTATED
                                1998 KEY EMPLOYEE
                               STOCK COMPENSATION
                                     PROGRAM


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                               35388 U.S. 19 NORTH
                           PALM HARBOR, FLORIDA 34684






                                  MADISON BANK

                              AMENDED AND RESTATED
                  1998 KEY EMPLOYEE STOCK COMPENSATION PROGRAM


         ARTICLE 1. PURPOSE. This Amended & Restated 1998 Key Employee Stock Compensation Program ("Program") is intended to secure for Madison Bank ("Bank"), the benefits arising from ownership of the Bank's common stock, par value $1.10 per share ("Common Stock"), by those selected officers and other key employees of the Bank who will be responsible for its future growth. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Bank and to provide key employees with an additional incentive to contribute to the success of the Bank.

         ARTICLE 2. ADMINISTRATION. The Program shall be administered by a committee which shall consist of three or more members of the Board of Directors, none of whom is an officer or employee of the Bank, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The committee, when acting to administer the Program, is referred to as the "Program Administrators". Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators. No Program Administrator shall be liable for any action or determination made in good faith with respect to the Program or to any option granted thereunder.

         ARTICLE 3. AUTHORITY OF PROGRAM ADMINISTRATORS. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion:
(i) to construe and interpret the Program; (ii) to define the terms used herein;
(iii) to prescribe, amend and rescind rules and regulations relating to the Program; (iv) to determine the employees to whom options shall be granted under the Program; (v) to determine the time or times at which options shall be granted under the Program; (vi) to determine the number of shares subject to any option under the Program, as well as the option price, and the duration of each option, vesting requirements, and any other terms and conditions of options;
(vii) to terminate the Program; and (viii) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.



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         ARTICLE 4. MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM. The maximum aggregate number of shares of Common Stock available pursuant to the Program, subject to adjustment as provided in Article 7 hereof, shall be no more than 13% of the outstanding shares of Common Stock. If any of the options granted under this Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the Program.

         ARTICLE 5. ELIGIBILITY AND PARTICIPATION. Only regular, full-time employees of the Bank, including officers, whether or not directors of the Bank, shall be eligible for selection by the Program Administrators to participate in the Program. Directors who are not full-time, salaried employees of the Bank, shall not be eligible to participate in the Program.

         ARTICLE 6. EFFECTIVE DATE AND TERM OF PROGRAM. The Program shall become effective upon its adoption by the Board of Directors of the Bank and subsequent approval of the Program by a majority of the total votes eligible to be cast at a meeting of the Bank's shareholders, which vote shall be taken within 12 months of adoption of the Program by the Board of Directors; provided, however, that options may be granted under this Program prior to obtaining shareholder approval of the Program and, further provided, that any such options shall be contingent upon such shareholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 3, herein.

         ARTICLE 7. ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Program. The Program Administrators shall also make a proportionate adjustment to the number of shares of Common Stock covered by unexercised options, or portions thereof, and/or in the purchase price per share of such options, shall likewise be made to prevent dilution or enlargement of the rights of any participant in the Program. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. In making any adjustment pursuant to this Article 7, any fractional shares shall be disregarded.

         ARTICLE 8. TERMINATION AND AMENDMENT OF PROGRAM. The Program shall terminate no later than 10 years from the date such Program is adopted by the Board of Directors or the date such Program is approved by the shareholders, whichever is earlier. Subject to the limitation contained in Article 9, herein, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, and agreements to be used hereunder; provided that no amendment or revision shall: (i) increase the maximum aggregate number of shares that may be sold, appreciated or distributed pursuant to options granted under this Program, except, as permitted under
Article 7, herein; (ii) change the minimum purchase price for shares under Article


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16 of the Program; (iii) increase the maximum term established under the Program for any option; or (iv) permit the granting of an option to anyone other than as provided in Article 5, herein.

         ARTICLE 9. PRIOR RIGHTS AND OBLIGATIONS. No amendment, suspension or termination of the Program shall, without the consent of the employee who has received an option, alter or impair any of that employee's rights or obligations under any option, granted under the Program prior to such amendment, suspension or termination.

         ARTICLE 10. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any options granted pursuant to the terms of this Program, no employee shall have any of the rights or privileges of a shareholder of the Bank in respect of any shares of stock issuable upon the exercise of his or her option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option, unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully satisfied. No adjustment shall be made for dividends or any other distribution for which the record date is prior to the date on which such stock certificate is issued.

         ARTICLE 11. RESERVATION OF SHARES OF COMMON STOCK. During the term of this Program, the Bank will at all times, reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Bank will from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain from any regulatory agency having jurisdiction over any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Bank to obtain from any regulatory agency having jurisdiction the authority deemed by the Bank's counsel to be necessary to permit the lawful issuance and sale of any shares of its stock hereunder shall relieve the Bank of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

         ARTICLE 12. TAX WITHHOLDING. The exercise of any option granted under the Program is subject to the condition that if at any time the Bank shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Bank.

         ARTICLE 13. EMPLOYMENT. Nothing in the Program or in any option or shall confer upon any eligible employee any right to continued employment by the Bank, or limit in any way the right of the Bank at any time to terminate or alter the terms of that employment

         ARTICLE 14. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under the Program may differ from one another as the Program Administrators shall, in their


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discretion, determine, as long as all options granted under the Program satisfy the requirements of the Program.

         ARTICLE 15. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Program shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Program expire later than 10 years from the date on which the option is granted, except that any employee who owns more than 10% of the combined voting power of all classes of stock of the Bank, must exercise any options granted thereto within three years from the date of the grant. In addition, each option shall be subject to early termination as provided in the Program.

         ARTICLE 16. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than: (i) the par value of the shares; or (ii) the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Bank, the purchase price shall not be less than 110% of the fair market value. For purposes of the Program, fair market value shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares as selected by the Board of Directors of the Bank. In the absence of any over-the-counter transactions, the fair market value means the highest price at which the stock has sold in an arms length transaction during the 90 days immediately preceding the grant date. In the absence of an arms length transaction during such 90 days, fair market value means the book value of the Common Stock.

         ARTICLE 17. MAXIMUM AMOUNT OF OPTIONS EXERCISABLE IN ANY CALENDAR YEAR. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in Section 422(b) of the Code, are exercisable for the first time by any employee during any calendar year (under the terms of the Program and all such plans of the Bank) shall not exceed $100,000.

         ARTICLE 18. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators; provided, however, that no option may be exercisable for the first six months following the date the option is granted. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Bank.

         ARTICLE 19. ACCELERATION OF RIGHTS OF EXERCISE OF INSTALLMENTS. Notwithstanding the first sentence of Article 18, herein, with respect to the ability to exercise options in installments, in the


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event the Bank or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Bank by means of a sale, merger or other reorganization, liquidation or otherwise, any option granted pursuant to the terms of the Program shall become immediately exercisable with respect to the full number of shares subject to that option during the time period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Bank and, subject to the provisions hereof, ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of the Program, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Article 19 on account of any agreement to dispose of all or substantially all of the assets or stock of the Bank by means of a sale, merger or other reorganization, liquidation or otherwise where the shareholders of the Bank immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Bank or some other entity, immediately after the consummation of the transaction; and, provided further, that the exercisability of an option may not be accelerated prior to the sixth month anniversary of the date the option was granted. In the event the transaction contemplated by the agreement referred to in this Article 19 is not consummated, but rather is terminated, canceled or expires, the options granted pursuant to the Program shall thereafter be treated as if that agreement had never been entered into.

         Notwithstanding the first sentence of Article 18, herein, with respect to the ability to exercise options in installments, and subject to the provisions of the first paragraph of this Article 19, in the event of a change of control of the Bank or threatened change in control of the Bank as determined by a vote of not less than a majority of the Board of Directors of the Bank, all options granted prior to such change in control or threatened change of control shall become immediately exercisable, except that any option granted for less than six months shall not become exercisable until the sixth month anniversary of the date the option was granted. The term "control" for purposes of this Article shall refer to the acquisition of 10% or more of the voting securities of the Bank by any person or by persons acting as a group within the meaning of
Section 303.4, FDIC Rules and Regulations, provided, however, that for purposes of the Program, except under the circumstances as set forth in the paragraph of this Article 19, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Bank, the full Board of Directors of the Bank shall have adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" shall include venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         ARTICLE 20. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of the Program shall be exercised when written notice of that exercise has been given to the Bank at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Bank.

         ARTICLE 21. COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any option granted under the Program unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal securities laws, and the respective rules and regulations promulgated



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thereunder. The Program Administrators may also require an employee to whom an option has been granted under the Program ("Optionee") to furnish evidence satisfactory to the Bank, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability to the extent required by law or by this Article 21.

         ARTICLE 22. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Program Administrators when the option is granted, must agree in writing as a condition of receiving his or her option that he or she will remain in the employ of the Bank, as the case may be, following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in the Program in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Bank, or limit in any way the right of the Bank at any time to terminate or alter the terms of that employment

         ARTICLE 23. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Bank for any reason other than death, disability or cause, his or her option shall immediately terminate; provided, however, that the Program Administrators, may, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the option or the Program otherwise provides for earlier termination. If an Optionee is terminated for cause, any options granted thereto under the provision of this Program shall terminate as of the effective date of such termination of employment. For purposes of this Program, termination for cause shall mean termination for personal dishonesty, incompetence, misconduct or conduct which negatively reflects upon the Bank, breach of fiduciary duty, failure to perform the duties stated in this Agreement, violation of any law, rule or regulation (other than minor traffic violations or similar offenses), violation of a final cease-and-desist order, or personal default on indebtedness which is not corrected within 30 days from the date of default.

         ARTICLE 24. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Bank, the option may be exercised, to the extent exercisable on the date of termination of employment at any time within one year after the date of termination of employment due to disability, unless either the option or the Program otherwise provides for earlier termination.

         ARTICLE 25. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Bank, or within three months after ceasing to be an employee thereof, his or her option shall expire one year after the date of death, unless by its term it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee was entitled to exercise the option at the date of death.

         ARTICLE 26. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of the Program may not be sold, pledged, assigned or transferred in any



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manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee, only by that Optionee, or their guardian or legal representative.

                                       MADISON BANK

                                       By:
                                            ------------------------------------
                                            Melvin S. Cutler
                                            Chairman of the Board

                                       DATED:                            , 2000
                                             ----------------------------



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